MOMENTUM PLUS
                     RETIREMENT PLANNING FROM EQUITABLE LIFE

                        Supplement, dated May 1, 1999, to
                          Prospectus, dated May 1, 1999

                         GROUP DEFERRED ANNUITY CONTRACT

                                   Issued By:
            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

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This supplement adds and modifies certain information in the prospectus for
Momentum Plus of The Equitable Life Assurance Society of the United States ("Equitable Life"), dated May 1, 1999. The purpose of the supplement is to offer employers or trustees of trusts established with respect to the below mentioned 457 plans ("trustees") an opportunity to fund Code Section 457 employee deferred compensation ("457") plans with a Momentum Plus group deferred annuity contract issued directly to employers or trustees pursuant to the terms of their respective 457 plans. The supplement describes the material differences between the prospectus, as it applies to the Momentum Plus program applicable to tax-qualified defined contribution plans, and its application to 457 plans. You should keep this supplement to the prospectus for future reference. You may obtain an additional copy of the prospectus and a copy of the Statement of Additional Information ("SAI"), from us, free of charge, if you write to the Processing Office, call 1-800-528-0204, or mail in the SAI request form located at the end of the prospectus. Special terms used in the prospectus have the same meaning in this supplement unless otherwise noted.
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                                 Copyright 1999
      The Equitable Life Assurance Society of the United States, New York,
                                New York, 10104.
                              All rights reserved.
                                    888-1200
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MOMENTUM PLUS 457 CONTRACT

GENERAL TERMS. An "employer" is either (i) a state, political subdivision of a state, or an agency or instrumentality of any one or more of these entities or
(ii) any other organization exempt from tax which maintains a plan for a select group of management or highly compensated employees as described under ERISA. A "participant" is an employee who is a participant under a plan, adopted by the "employer," that is intended to meet the requirements of an eligible deferred compensation plan under Section 457 of the Code. The "source" of a contribution is either (i) the employer or (ii) participant contributions pursuant to a deferral election or (iii) a prior plan transfer or rollover from a prior 457 plan. As the 457 contract does not provide for loans, the definition of "active loan" is not applicable.

THE MOMENTUM PLUS PROGRAM. In addition to the Momentum Plus group deferred annuity contract available to qualified retirement plans that meet the requirements of Code Section 401(a), the Momentum Plus program now offers the Momentum Plus 457 group variable annuity contract ("457 contract") as a funding vehicle for employers or trustees who sponsor 457 plans. There is no Master Plan, Master Trust or Pooled Trust applicable to 457 plans. Each employer or trustee, as applicable, participates directly in the 457 contract, using it as a funding vehicle for the employer's plan. The 457 contract must be used as the exclusive funding vehicle of the plan unless Equitable Life agrees otherwise. Contributions to the 457 contract on behalf of a participant can be from current year employer contributions or prior plan contributions transferred from another 457 plan and are limited in amount (see "Public and Tax-Exempt Organization Employee Deferred Compensation Plan (457 Plans)" below). Post-tax contributions by a participant may not be made under the 457 contract. The Momentum Plus program currently is not available for state, political subdivision, agency or instrumentality 457 plans in Texas.

PLAN OR CONTRACT TERMINATION BY THE EMPLOYER. The employer or the trustees, in their sole discretion, may terminate the plan's 457 contract and transfer amounts held under the 457 contract to some other contract or account that serves as a funding vehicle for the 457 plan. In addition, the employer or the trustees, in their sole discretion, may decide to terminate the 457 plan. If plan termination occurs in the first five years that the plan has participated in the 457 contract, all withdrawals from the variable investment options made on behalf of a participant will be subject to a withdrawal charge, except those withdrawals exempted from such withdrawal charge. See "Waiver of Withdrawal Charge" below. Withdrawals during the period from the guaranteed interest option will be subject to the withdrawal charge only if the market value adjustment is less than the withdrawal charge. See "Effects of plan or contract termination" in the prospectus. When contract termination occurs in the first five years that the plan has participated in the 457 contract, a withdrawal charge will apply to the surrendered amounts in the variable investment options. Surrendered amounts in the guaranteed interest option will generally be paid in installments. See "Effects of plan or contract termination" in the prospectus.

WITHDRAWAL CHARGE. No sales charges are deducted from contributions. However, to assist us in defraying the various sales and promotional expenses incurred in connection with selling the Momentum Plus program, we assess a withdrawal charge described at page 34 of the prospectus. The withdrawal charge does not apply after the employer's 457 plan has participated in the Momentum Plus program for five years.

WAIVER OF WITHDRAWAL CHARGE. Exceptions to the withdrawal charge are described in the prospectus, at pages 34 and 35, amended, however, as follows:

The sixth bullet point under "We will waive the withdrawal if:" on page 34 of the prospectus does not apply to the 457 contract and is replaced by the following:

     o the amount withdrawn is an amount in excess of the amount that may be contributed under Section 457 of the Code, including income, and is refunded within one month of the date the amount was remitted as a contribution.

The following exception is added:

     o the amount withdrawn is a result of a request of a participant faced with an "unforeseen emergency" pursuant to Section 457(d)(1)(A)(iii) of the Code.

Also, the fifth, seventh, and ninth bullet points under "We will waive the withdrawal if:" on pages 34 and 35 of the prospectus do not apply to the 457 contract.

PLAN LOANS NOT AVAILABLE. The 457 contract does not provide for plan loans to participants. Accordingly, the information in the prospectus relating to plan loans and plan loan setup and recordkeeping charges does not apply to the 457 contracts.


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FULL SERVICE PLAN RECORDKEEPING OPTIONS NOT AVAILABLE. The full service plan recordkeeping option described in the prospectus at page 34 is not available under the 457 contract. The annual charge for these services, therefore, will not apply under the 457 contract.

FEES AND CHARGES. Except as described above, the fees and charges applicable to the 457 contract are the same as those described in the prospectus for Momentum Plus contracts used to fund qualified defined contribution plans.
See "Fee table" in the front of the prospectus.

AUTOMATIC MINIMUM WITHDRAWAL OPTION. We offer a payment option, which we call "automatic minimum withdrawal option," which is intended to meet the minimum distribution requirements applicable to 457 plans. The employer may elect the automatic minimum withdrawal option for a participant if the participant is at least age 70 1/2 and the retirement account value in the variable investment options is at least $2,000. Participants should complete the automatic minimum withdrawal option by filing the proper election form provided by the employer. If the automatic minimum withdrawal option is elected, we will pay out of the retirement account value in the variable investment options an amount which the Code requires to be distributed from the 457 plan. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held for the participant under the 457 contract. We calculate the automatic minimum withdrawal option amount based on information the employer or trustees give us and on certain assumptions. Currently, the automatic minimum withdrawal option payments will be made annually. We are not responsible for errors that result from inaccuracies in the information provided to us.

The automatic minimum withdrawal option, if elected, will be subject to our rules then in effect. This election is not revocable. Generally, electing this option does not restrict making partial withdrawals or subsequently electing an annuity distribution option. However, you must consult with your tax adviser before making any partial withdrawal or electing an annuity distribution, because the Internal Revenue Code and Treasury Regulations generally require that payments under 457 plans have to be substantially equal in amount. The automatic minimum withdrawal option should not be elected if the participant continues to work beyond age 70 1/2 and contributions continue to be made into the contract. To do so could result in an insufficient distribution.

The minimum check that will be sent is $300, or, if less, the participant's retirement account value. If, after the deduction of the amount of the minimum distribution, the total retirement account value of a participant is less than $500, we may pay that amount.

BENEFICIARY. Under the 457 contract, the employer or the trustees must be the beneficiary of all participants under the 457 plan. Each participant's actual beneficiary designation under the employer's 457 plan will be maintained by the employer or trustees. Upon our receipt of due proof of the death of a participant, Equitable Life may, at the request of the employer or trustees, change the beneficiary designation and pay a death benefit to the then designated beneficiary. Under the employer's 457 plan, the amount of the death benefit will be equal to the retirement account value as of the applicable transaction date. The beneficiaries may elect any of the methods of disposition, described under "Payment of death benefit" in the prospectus.

CODE SECTION 457 TAX MATTERS

Note: Except for the text on page 38 of the prospectus preceding "Tax aspects of contributions to a plan" and "Impact of taxes to Equitable Life" on page 44, "Tax information" in the prospectus does not apply to 457 plans and is replaced by the addition of this section.

PUBLIC AND TAX-EXEMPT ORGANIZATION EMPLOYEE DEFERRED COMPENSATION PLANS (457 PLANS)

SPECIAL EMPLOYER AND OWNERSHIP RULES. Employers eligible to maintain 457 plans are governmental entities such as states, municipalities, and state agencies (governmental employer) or tax-exempt entities (tax-exempt employer). Participation in a 457 plan of a tax-exempt employer is limited to a select group of management or highly compensated employees because of ERISA rules that do not apply to governmental employer plans.

An employer can fund its 457 plan in whole or in part with annuity contracts purchased for participating employees or independent contractors and their beneficiaries. These employees do not have to include in income the employer's contributions to purchase the 457 contracts or any earnings until they receive or are entitled to receive funds from the 457 plan. The 457 plan funds are subject to the claims of the employer's general creditors in a 457 plan maintained by a tax-exempt employer. In a 457 plan maintained by a governmental employer, the plan's assets must be held in trust for the exclusive benefit of employees. Regardless of contract ownership, the 457 plan may permit the employee to choose among various investment options.


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CONTRIBUTION LIMITS. Although a 457 plan is not a qualified plan a number of federal income tax rules for qualified plans apply, such as limits on contributions. Generally, the maximum contribution amount that can be excluded from gross income in any tax year under a 457 plan is 33 1/3% of the employee's "includable compensation," up to a specified maximum. In 1999, the maximum contribution amount is $8,000. This amount could be adjusted for cost-of-living changes in future years. Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the 457 plan.

WITHDRAWAL LIMITS. In general, no amounts may be withdrawn from a 457 plan prior to the calendar year in which the employee attains age 70 1/2, separates from service with the employer or in the event of an unforeseen emergency. Income or gains on contributions under a 457 plan are subject to federal income tax when amounts are distributed or made available to the employee or beneficiary. Small amounts (up to $5000) may be taken out by the employee or forced out by the plan under certain circumstances, even though the employee may still be working and amounts would not otherwise be made available.

DISTRIBUTION REQUIREMENTS. 457 plans are subject to minimum distribution rules similar to those that apply to qualified plans. That is, distributions from 457 plans generally must start no later than April 1st of the calendar year following the calendar year in which the employee attains 70 1/2 or retires from service with the employer maintaining the 457 plan, whichever is later. Failure to make required distributions may cause the disqualification of the 457 plan. Disqualification may result in current taxation of 457 plan benefits. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any. It is the plan administrator's responsibility to see that minimum distributions from a 457 plan are made.

If the 457 plan provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and the payments will be taxed as they are received. However, the death benefits must be received within 15 years of the date of the deceased employee's death (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary).

TAX TREATMENT OF DISTRIBUTIONS. Distributions from a 457 plan may not be rolled over or transferred to an IRA.

Distributions to a 457 plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. Withholding on wages is the employer's responsibility. Distributions from a 457 plan are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred. In certain circumstances, receipt of payments from a 457 plan may result in a reduction of an employee's Social Security benefits.

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